UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-51012

Date of Report: December 18, 2007

XINYINHAI TECHNOLOGY, LTD.
(Exact name of registrant as specified in its charter)

Utah	87-0427336
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

No. 16 Dalian Road, Centralized Park Haping Road, Harbin Development Zone, China	150060
(Address of principal executive offices)	(Zip Code)

86-451-868-11118
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition of Assets

On December 18, 2007 Harbin Golden Sea Technology Printing Co., Ltd., the subsidiary of Xinyinhai Technology, Ltd., purchased the land and building located at No. 4 Yantai Street, Haping Road Centralized Park, Harbin, Heilongjiang, P.R. China.  The land area is 20,696.5 m2.  The building area is 10,284.33 m2.  The purchase price was 14,000,000 Renminbi (US$1,894,452), which was paid in cash.  The seller of the property was Harbin Itokin Garments Co., Ltd.   Prior to this transaction, neither Xinyinhai Technology nor Harbin Golden Sea Technology Printing Co. had any material relationship with Harbin Itokin Garments Co., Ltd.

Harbin Golden Sea Technology Printing Co. intends to use the building in order to expand its printing operations.

Item 9.01	Financial Statements and Exhibits

Exhibits

10-a.	Real Estate Purchase Contract between Harbin Itokin Garments Co., Ltd. and Harbin Golden Sea Technology Printing Co., Ltd

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XINYINHAI TECHNOLOGY, LTD.
Dated: December 20, 2007	By: /s/ Tian Ling
Tian Ling, Chief Executive Officer